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EXHIBIT 99.1

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD -EXCEPT PURSUANT TO (I) EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR
(II) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS IN WHICH THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE.

                         SENIOR SECURED PROMISSORY NOTE
                                  $1,000,000.00

Issue Date: March 31, 2008

FOR VALUE RECEIVED, Nascent Wine Company, Inc., a Nevada corporation (the "Company") hereby promises to pay to the order of Genesis Merchant Partners, LP, a Delaware limited partnership or its successors, assigns and legal representatives (the "Holder"), at 15 Valley Drive, Greenwich, Connecticut 06831, or at such other location as the Holder may designate from time to time, the aggregate principal sum of One Million Dollars ($1,000,000), in lawful money of the United. States of America, together with interest thereon at a rate of 14% per annum (the "interest Rate").

         1. Intentionally Deleted

         2. Maturity.

         (a) Unless prepaid by the Company in accordance with Section 4 hereof, the Note shall mature 180 days from the date hereof (the "Base Term"), which date, upon the option of the Company subject to the terms and conditions below and thirty (30) days advance written notice to Holder, may be extended to the date one (1) year from the date hereof (the "Extended Term") (either date may be referred to as the "Maturity Date" or as applicable the "Base Term Maturity Date" or "Extended Term Maturity Date"). On the Maturity Date, unless otherwise prepaid, in accordance with the provisions hereof, all outstanding principal and any accrued and unpaid interest due and owing on the Note shall be immediately paid by the Company. Additionally, the Company shall pay, (i) at any time payment is made pursuant to this Note whether upon the Base Term Maturity Date or upon prepayment prior to the Base Term Maturity Date, an amount equal to 7% of the principal amount of this Note or (ii) at any time payment is made pursuant to this Note whether upon the Extended Term Maturity Date or upon prepayment after the expiration of the Base Term and prior to the Extended Term Maturity Date, an amount equal to 15% of the principal amount of this Note (the amounts payable hereunder being the "Applicable Accrued Value").


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         (b) In the event that the company elects to extend maturity date to the
Extended Term Maturity Date pursuant to Section 2(a) above, the Company shall pay to Holder an additional closing fee equal to two (2%) percent of the principal outstanding as of the Base Term Maturity Date prior to the Extended Term Maturity Date.

         3. Calculation and Payment of Interest.

         (a) The Note shall bear interest ("Interest") at a rate equal to fourteen 14% percent (the "Interest Rate") per annum on a 360-day year. Interest shall be payable monthly in arrears on the first day of each month commencing May 1, 2008 and to the extent unpaid shall accrue on all outstanding principal until all amounts owed under the Note shall be fully repaid and shall be payable in full on the earlier of (i) the Maturity Date and, (ii) the Prepayment Date (as defined in Section 4 hereof) provided, however, that any interest accruing on overdue amounts pursuant to subsection (b) of this Section 3 shall be payable on demand. Interest shall be calculated on a simple interest basis and shall accrue monthly and be payable monthly, in arrears.

         (b) If all or a portion of the principal amount of the Note or any interest payable thereon shall not be repaid when due whether on the applicable repayment date, by acceleration or otherwise, such overdue amounts shall bear interest at a rate of seventeen and one-half (17.5%) percent per annum from the date of such non-payment until such amount is paid in full (whether before or after judgment) and Holder shall be entitled to reasonable attorneys' fees, costs and expenses incurred in the collection of the amount of non-payment on the Note or any interest thereon.

         (c) All payments to be made by the Company hereunder or pursuant to the Note shall be made, without setoff or counterclaim, in lawful money of the United States and in immediately available funds.

         4. Prepayment.

         (a) Voluntary All or any portion of the Note (along with all interest accrued and the Applicable Accrued Value) may be prepaid by the Company on or after the second (2nd) business day (the "Prepayment Date") following receipt by Holder of written notification from the Company of the Company's intent to prepay the Note.

         (b) Mandatory Prepayment.

         (i) Upon a "Change in Control" (as hereinafter defined) or in the event that the Company consummates an "Asset Disposition" (as hereinafter defined) all obligations (including principal and interest together with costs and expenses, including, without limitation, reasonable fees, charges and disbursements of counsel) shall become immediately due and payable. The Company shall give written notice to the Holder of any Asset Disposition at least ten (10) and not more than sixty (60) Business Days prior to the consummation of same. Nothing contained in this Section 4 shall be deemed a consent by the Holder to the consummation of any Asset Disposition.

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         (ii) For purposes hereof the following terms shall have the following meaning:

         "Asset Disposition" shall mean the sale, lease, assignment or other transfer for value (each a "Disposition") by the Company or any Subsidiary to any person (other than the Company) of all or substantially all of the assets of the Company and its Subsidiaries.

         "Change in Control" means the current equity owners of the Company cease to own a majority of the outstanding equity and a majority of the voting control of the Company.

         (c) Prepayments Generally.

         (i) The Company shall give written notice to the Holder of the amount and date of any voluntary prepayment of this Note not less than two (2) Business Days prior to the date of such prepayment. Upon notice of prepayment being given by the Company, the Company covenants and agrees that it will pay the prepayment amount set forth in such notice, on the date fixed for prepayment in such notice, together with interest accrued and unpaid thereon to the date fixed for such prepayment and together with any applicable costs and expenses, and the Applicable Accrued Value on any such prepayment.

         (ii) Voluntary and Mandatory prepayments of this Note shall all be subject to payment of Applicable Accrued Value.

         5. Covenants. The Company agrees that, so long as any amount payable under this Note remains unpaid, it will not, and will cause its Subsidiaries not to, without the prior written consent of the Holder:

         (a) create, incur, guarantee, issue, assume or in any manner become liable in respect of, any obligation (i) for borrowed money, other than trade payables incurred in the ordinary course of business, (ii) evidenced by bonds, debentures, notes, or other similar instruments, (iii) in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), except letters of credit or other similar instruments issued to secure payment of trade payables arising in the ordinary course of business consistent with past practices, (iv) to pay the deferred purchase price of property or services, except trade payables arising in the ordinary course of business consistent with past practices, (v) as lessee under capitalized leases, (vi) secured by a Lien (as defined below) on any asset of the Company or a Subsidiary that is secured by the Security Agreement, whether or not such obligation is assumed by the Company or such Subsidiary and (vii) of any other person or entity, other than indebtedness for borrowed money existing on the date of this Note or other obligations or other liabilities incurred in connection with Liens permitted to be incurred under Section 5(b) hereof;

         (b) create, incur, assume or suffer to exist any lien, claim, pledge, charge, security interest or encumbrance of any kind ("Liens") on any asset secured by the Security


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Agreement, except Liens for taxes or assessments and similar charges either (x)
not delinquent or (y) contested in good faith by appropriate proceedings and as to which the Company shall have set aside on its books adequate reserves; or

         (c) declare or make (i) any dividend, distribution or other payment on any capital stock; or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (A) any capital stock or (B) any option, warrant or other right to acquire capital stock, other than with respect to repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Company or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof.

         6. Intentionally Deleted.

         7. Intentionally Deleted.

         8. Security.

         (a) The indebtedness evidenced by this Note and the obligations created hereby are secured by a senior first priority lien on substantially all of the assets of the Company pursuant to the Security Agreement. The Company represents and covenants that this grant of security interest is, and shall remain while any indebtedness hereunder is outstanding, senior in right to all other security interests of the Company with regard to such assets and is not subordinated to any other security interest of any other party.

         9. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

         (a) The Company shall fail to pay the principal amount of this Note, accrued interest thereon and the Applicable Accrued Value when due and payable (whether at the Maturity Date, upon acceleration or otherwise);

         (b) The Company shall fail to pay any other amount under this Note when due and payable (whether at the maturity date therefor, upon acceleration or otherwise) and such failure shall continue for a period of five (5) business days;

         (c) There shall have occurred and be continuing without cure for a period of not less than ten (10) days a material breach by the Company of any provision of this Note, the Security Agreement, the Note Purchase Agreement of even date herewith between the Company and. Holder, if applicable, (collectively, the "Transaction Documents");

         (d) Any representation or warranty made by the Company in the Transaction Documents shall have been untrue or misleading in any material respect when made;


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         (e) Any material covenant, agreement or obligation of the Company in any Transaction Document shall cease to be enforceable, or shall be determined by a court of competent jurisdiction to be unenforceable in any material respect;

         (f) The Company shall sell, transfer, lease or otherwise dispose of all or any substantial portion of its assets in one transaction or a series of related transactions, participate in any share exchange, consummate any recapitalization, reclassification, reorganization or other business combination transaction or the Company shall adopt a plan of liquidation or dissolution or agree to do any of the foregoing;

         (g) The Company shall have applied for or consented to the appointment of a custodian, receiver, trustee or liquidator, or other court-appointed fiduciary of all or a substantial part of its properties; or a custodian, receiver, trustee or liquidator or other court appointed fiduciary shall have been appointed with or without the consent of the Company; or the Company is generally not paying its debts as they become due by means of available assets, or has made a general assignment for the benefit of creditors; or the Company files a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any insolvency law, or an answer admitting the material allegations of a petition in any bankruptcy, reorganization or insolvency proceeding or has taken action for the purpose of effecting any of the foregoing; or if, within ninety
(90) days after the commencement of any proceeding against the Company seeking any reorganization, rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal bankruptcy code or similar order under future similar legislation, the appointment of any trustee, receiver, custodian, liquidator, or other court-appointed fiduciary of the Company or of all or any substantial part of its properties, such order or appointment shall not have been vacated or stayed on appeal or otherwise or if, within ninety (90) days after the expiration of any such stay, such order or appointment shall not have been vacated (collectively, "Insolvency Events"); or

         (h) Any Insolvency Event shall have occurred with respect to any Subsidiary.

Upon the occurrence of any Event of Default, the Holder may, at its option, declare all amounts due hereunder to be due and payable immediately and, upon any such declaration, the same shall become and be immediately due and payable. If an Insolvency Event occurs with respect to the Company or any Subsidiary, then all amounts due hereunder, which amounts shall include the Applicable Accrued Value for payments made subsequent to the Base Term Maturity Date, shall become immediately due and payable without any declaration or other act on the part of the Holder. Upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity. If an Event of Default occurs, the Company shall pay to the Holder the reasonable attorneys' fees and disbursements and all other reasonable out-of-pocket costs incurred by the Holder in


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order to collect amounts due and owing under this Note or otherwise to enforce the Holder's rights and remedies hereunder.

         10. Waiver of Presentment, Demand and Dishonor. The Company hereby waives presentment for payment, protest, demand, notice of protest, notice of non-payment and diligence with respect to this Note, and waives and renounces all rights to the benefit of any statute of limitations or any moratorium, appraisement, exemption or homestead now provided or that hereafter may be provided by any federal or applicable state statute, including but not limited to exemptions provided by or allowed under the Federal Bankruptcy Code, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

         No failure on the part of the Holder hereof to exercise any right or remedy hereunder with respect to the Company, whether before or after the happening of an Event of Default, shall constitute a waiver of any future Event of Default or of any other Event of Default. No failure to accelerate the debt of the Company evidenced hereby by reason of an Event of Default or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter; or shall be deemed to he a novation of this Note or a reinstatement of such debt evidenced hereby or a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right the Holder may have, whether by the laws of the state governing this Note, by agreement or otherwise; and the Company hereby expressly waives the benefit of any statute or rule of law or equity that would produce a result contrary to or in conflict with the foregoing.

         11. Intentionally Deleted.

         12. Enforcement Costs. In the case of any Event of Default under this Note, the Company shall pay to Holder such reasonable amounts as shall be sufficient to cover the cost and expense of such Holder due to such Event of Default, including all reasonable attorneys fees and expenses and all reasonable costs of collection and enforcement.

         13. Amendment; Waiver. Any term of this Note may be amended or waived only upon the written consent of the Company and the consent of the Holder. No such waiver or consent on any one instance shall be construed to be a continuing waiver or a waiver in any other instance unless it expressly so provides.

         14. Transfers. The Holder shall have the right to transfer this Note or any interest herein in any transaction meeting the requirements of applicable securities laws.

         15. Governing Law; Consent to This Note shall be binding upon the Company and its successors, assigns and legal representatives. The validity, construction and interpretation of this Note will be governed, and construed in accordance with, the laws of the State of Connecticut. EACH OF THE COMPANY AND BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREBY WAIVES ANY RIGHT TO


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REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS \-1NOTE AND
REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER,

         Each of the Company and, by its acceptance of this Note, the Holder irrevocably submits to the exclusive jurisdiction of any state or federal court located in the State of Connecticut for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. Each of the Company and, by its acceptance of this Note, the Holder irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each of the Company and, by its acceptance of this Note, the Holder irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         16. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (c) the next business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or the Holder at the address below or at such address as either party hereto may designate by 10 days' advance written notice to the other party hereto.

          NASCENT WINE COMPANY, INC.
          2355B Paseo De Las Americas
          San Diego, California 92154

          GENESIS MERCHANT PARTNERS, LP
          15 Valley Drive
          Greenwich, Connecticut (06831)



                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

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                [SIGNATURE PAGE SENIOR SECURED PROMISSORY NOTE]


ATTEST:                                      Nascent Wine Company, Inc.


/s/ signature                                /s/ signature
----------------------------------           -----------------------------------
Name                                         Name:
                                             Title: CEO


Dated: March 31, 2008